                                                              Exhibit 10.25
                                                              -------------

                                                                  Execution Copy




                             AMENDED AND RESTATED PLEDGE AGREEMENT dated as of
                           February 14, 2001 (this "Agreement"), as amended and restated as of March 30, 2001, among Alamosa (Delaware), Inc., a Delaware corporation ("Alamosa Delaware"), Alamosa Holdings, LLC, a Delaware limited liability company (the "Borrower"), each Subsidiary of Alamosa Delaware listed on Schedule I hereto (each such Subsidiary individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors"; the Borrower, Alamosa Delaware and the Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and Citicorp USA, Inc., a New York banking corporation ("Citicorp"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

       Reference is made to (a) the Amended and Restated Credit Agreement dated as of February 14, 2001, as amended and restated as of March 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Alamosa Holdings, Inc. ("Superholdings"), Alamosa Delaware, the Borrower, the lenders from time to time party thereto (the "Lenders"), Export Development Corporation, as Co-Documentation Agent, First Union National Bank, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent and Citicorp, as administrative agent for the Lenders, Collateral Agent and issuing bank (in such capacity, the "Issuing Bank"), (b) the Amended and Restated Guarantee Agreement dated as of February 14, 2001, as amended and restated as of March 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among Superholdings, APCS, Alamosa Delaware, the Subsidiary Pledgors and the Collateral Agent.

       The Lenders have agreed to make Loans to the Borrower and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Superholdings, APCS, Alamosa Delaware and the Subsidiary Guarantors (as defined in the Security Agreement), have agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement or the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement or the other Loan Documents,
(c) the due and punctual payment and performance of all covenants, agreements, obligations and liabilities of Superholdings, APCS, Alamosa Delaware and each Subsidiary Pledgor under or pursuant to this Agreement or the other Loan Documents, including the guarantee obligations of Loan Parties other than the Borrower under the Guarantee Agreement and (d) the due and punctual payment and performance of all obligations of the Loan Parties under each Hedging Agreement entered into with any counterparty that was a Lender (or an Affiliate of a Lender) at the time such Hedging Agreement was entered into in accordance with
Section 5.14 of the Credit Agreement (or on the Original Effective Date, in the case of any such Hedging Agreement existing on such date) (all the monetary and other obligations referred to in the preceding clauses (a) through (d) being referred to collectively as the "Obligations"). Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement.

       In connection with the amendment and restatement of the Credit Agreement, the parties hereto desire to amend and restate, in the form of this Agreement, the Pledge Agreement dated as of February 14, 2001, among the Pledgors party thereto and the Collateral Agents.

       Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

       SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of the Pledgor's right, title and interest in, to and under (a) the shares of Capital Stock owned by it and listed on Schedule II hereto and any shares of Capital Stock of the Borrower or any Subsidiary obtained in the future by the Pledgor and the certificates representing all such shares (the "Pledged Stock"); provided, however, that the Pledged Stock shall not include more than 65% of the issued and outstanding shares of stock of any Foreign Subsidiary; (b)(i) the debt securities listed opposite the name of the Pledgor on Schedule II hereto, (ii) any debt securities, instruments or obligations in the future issued to the Pledgor and
(iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); (c) all other securities and instruments that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities and instruments referred to in clauses (a) and (b) above; (e) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses
(a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Collateral"); provided further, that (i) the Roberts Obligations shall be secured only by the Roberts Collateral, (ii) the WOW Obligations shall be secured only by the WOW Collateral and (iii) the Southwest Obligations shall be secured only by the Southwest Collateral (it being understood that the Roberts Collateral, the WOW Collateral and the Southwest Collateral shall also secure all General Obligations) and provided further that any Collateral that is neither Roberts Collateral nor WOW Collateral nor Southwest Collateral shall only secure the General Obligations. Upon delivery to the Collateral Agent,

(a)
any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as
Schedule II and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered. For the purposes of this Agreement:

       "General Obligations" means all Obligations other than Roberts Obligations, WOW Obligations and Southwest Obligations;

       "Roberts" means Roberts Wireless Communications, L.L.C., a Missouri limited liability company;

       "Roberts Collateral" means that portion of the Collateral that was, immediately prior to the Original Effective Date, subject to a Lien created pursuant to the Roberts Security Documents or that would, on or after the Original Effective Date, have been collateral subject to a Lien created pursuant to the Roberts Security Documents in accordance with the provisions thereof (including with respect to after acquired property), as if the Roberts Security Documents had remained in effect on and after the Original Effective Date, but shall not in any event include any property or assets other than (i) Equity Interests in Roberts and (ii) property and assets owned by Roberts and its subsidiaries;

       "Roberts Credit Agreement" means the Credit Agreement dated as of September 8, 1999, among Roberts, certain lenders party thereto, State Street Bank and Trust Company, as collateral agent, and Lucent Technologies Inc., as administrative agent, as amended and in effect immediately prior to the Original Effective Date;

       "Roberts Obligations" means Obligations consisting of (i) the Borrower's obligation to pay (x) the principal amount of Roberts Term Loans as evidenced by the account entries kept by the Administrative Agent, pursuant to Section 2.08 of the Credit Agreement and (y) interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such a proceeding), fees, indemnities, cost reimbursements and similar amounts directly attributable to the principal amounts of Roberts Term Loans and (ii) each other Loan Party's obligations under the Guarantee Agreement in respect of its guarantee of the obligations referred to in clause (i) above;

       "Roberts Security Documents" means collectively, (i) the Security Agreement dated as of September 8, 1999, among Roberts, Roberts Wireless Properties, L.L.C., and State Street Bank and Trust Company, as collateral agent, (ii) the Pledge Agreement dated as of September 8, 1999, between Roberts and State Street Bank and Trust Company, as collateral agent, (iii) the Pledge Agreement dated as of September 8, 1999, among Michael V. Roberts, Steven C. Roberts and State Street Bank and Trust Company, as collateral agent, and (iv) the Collateral Assignment of Leases dated as of August 31, 1999, between Roberts and State Street Bank and Trust Company, as collateral agent, together in each case with all documents, financing statements, filings, recordations, instruments and agreements executed, delivered, filed or recorded pursuant to or in connection with any of the foregoing, in each case as amended, supplemented and in effect immediately prior to the Original Effective Date;

       "Roberts Term Loans" means $20,000,000 principal amount of Term Loans as evidenced by the account entries kept by the Administrative Agent, pursuant to
Section 2.08 of the Credit Agreement made on the Original Effective Date the proceeds of which(together with the proceeds of other Loans) were utilized to repay outstanding Indebtedness under the Roberts Credit Agreement;

       "Southwest" means Southwest PCS, L.P., an Oklahoma limited partnership;

       "Southwest Collateral" means that portion of the Collateral that was, immediately prior to the Restatement Effective Date, subject to a Lien created pursuant to the Southwest Security Documents or that would, on or after the Restatement Effective Date, have been collateral subject to a Lien created pursuant to the Southwest Security Documents in accordance with the provisions thereof (including with respect to after acquired property), assuming the Southwest Security Documents had remained in effect on and after the Restatement Effective Date, but shall not in any event include any property or assets other than (i) Equity Interests in Southwest and (ii) property and assets owned by Southwest and its subsidiaries;

       "Southwest Credit Agreement" means the Credit Agreement dated as of April 30, 1999, as and amended and restated as of September 22, 2000, among Southwest, certain lenders party thereto and BNP Paribas, as collateral agent, as amended and in effect immediately prior to the

Restatement Effective Date;

       "Southwest Obligations" means Obligations consisting of (i) the Borrower's obligation to pay (x) the principal amount of the Southwest Term Loans as evidenced by the account entries kept by the Administrative Agent, pursuant to Section 2.08 of the Credit Agreement and (y) interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such a proceeding), fees, indemnities, cost reimbursements and similar amounts directly attributable to the principal amounts of the Southwest Term Loans and (ii) each other Loan Party's obligations under the Guarantee Agreement in respect of its guarantee of the obligations referred to in clause
(i) above;

       "Southwest Security Documents" means, collectively, (i) the Security Agreement dated as of April 30, 1999, between Southwest and BNP Paribas, as collateral agent and (ii) the Partnership and LLC Pledge Agreements, each dated as of April 30, 1999, between the pledgors party thereto and BNP Paribas, as collateral agent together in each case with all documents, financing statements, filings, recordations, instruments and agreements executed, delivered, filed or recorded pursuant to or in connection with any of the foregoing, in each case as amended, supplemented and in effect immediately prior to the Restatement Effective Date;

       "Southwest Term Loans" means $53,000,000 principal amount of Term Loans as evidenced by the account entries kept by the Administrative Agent, pursuant to Section 2.08 of the Credit Agreement made on the Restatement Effective Date the proceeds of which were utilized to repay outstanding Indebtedness under the Southwest Credit Agreement;

       "WOW" means Washington Oregon Wireless, LLC, an Oregon limited liability company;

       "WOW Collateral" means that portion of the Collateral that was, immediately prior to the Original Effective Date, subject to a Lien created pursuant to WOW Security Documents or that would, on or after the Original Effective Date, have been collateral subject to a Lien created pursuant to the WOW Security Documents in accordance with the provisions thereof (including with respect to after acquired property), assuming the WOW Security Documents had remained in effect on and after the Original Effective Date, but shall not in any event include any property or assets other than (i) Equity Interests in WOW and (ii) property and assets owned by WOW and its subsidiaries;

       "WOW Credit Agreement" means the Credit Agreement dated as of April 12, 2000, among WOW, the lender or lenders party thereto, and CoBank, ACB, as administrative agent, as amended and in effect immediately prior to the Original Effective Date;

       "WOW Obligations" means Obligations consisting of (i) the Borrower's obligation to pay (x) the principal amount of WOW Term Loans as evidenced by the account entries kept by the Administrative Agent, pursuant to Section 2.08 of the Credit Agreement and (y) interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such a proceeding), fees, indemnities, cost reimbursements and similar amounts directly attributable to the principal amounts of WOW Term Loans and (ii) each other Loan Party's obligations under the Guarantee Agreement in respect of its guarantee of the obligations referred to in clause (i) above;

       "WOW Security Documents" means collectively, (i) the Security Agreement dated as of April 12, 2000, made by WOW in favor of CoBank, ACB, as administrative agent, (ii) the Collateral Assignment of Sprint Agreements dated as of April 12, 2000, between WOW and CoBank, ACB, as administrative agent,
(iii) the Collateral Assignment of Sales Agreement dated as of April 12, 2000, between WOW and CoBank, ACB, as administrative agent, (iv) the several Membership Interests Pledge Agreements, each dated as of April 12, 2000, between CoBank, ACB, as administrative agent, and the several owners of the Equity Interest in WOW and (v) the Collateral Assignments and Mortgages of Leases and Licenses, each dated as of April 12, 2000, between WOW and CoBank, ACB, as administrative agent, together in each case with all documents, financing statements, filings, recordations, instruments and agreements executed, delivered, filed or recorded pursuant to or in connection with any of the foregoing, in each case as amended, supplemented and in effect immediately prior to the Original Effective Date; and

       "WOW Term Loans" means $10,000,000 principal amount of Term Loans as evidenced by the account entries kept by the Administrative Agent, pursuant to
Section 2.08 of the Credit Agreement made on the Original Effective Date the proceeds of which (together with the proceeds of other Loans) were utilized to repay outstanding Indebtedness under the WOW Credit Agreement.

       TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

       SECTION 2. Delivery of the Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

       (b) Each Pledgor will cause any Indebtedness for borrowed money owed to the Pledgor by any person that is evidenced by a duly executed promissory note to be pledged and delivered to the Collateral Agent pursuant to the terms thereof.

       SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

                  (a) as of the Restatement Effective Date, the Pledged Stock represents that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the Capital Stock of the issuer with respect thereto;

                  (b) except for the security interest granted hereunder, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on
         Schedule II, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder subject to release in accordance with the terms hereof;

                  (c) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons whomsoever;

                  (d) no consent of any other person (including stockholders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                  (e) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Collateral Agent in accordance with this Agreement, the Collateral
         Agent will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

                  (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

                  (g) all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

                  (h) all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof; and

                  (i) the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

         SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

         SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                  (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the

         Secured Parties to exercise the same.

                  (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

                  (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are not prohibited by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

         (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

         (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this
Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

         SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate; provided that any and all Roberts Collateral, WOW Collateral and Southwest Collateral must first be applied to repay the Roberts Obligation, WOW Obligation and Southwest Obligation, respectively, and only thereafter may be used to repay amounts outstanding under the remainder of the General Obligations. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Agent shall give a Pledgor 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject to such agreement, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

         SECTION 7. Application of Proceeds of Sale. (a) The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

         (b) Notwithstanding any contrary provision of paragraph (a) of this Section, (i) proceeds of Collateral and cash Collateral other than the Roberts Collateral, the WOW Collateral and the Southwest Collateral shall not be applied to the payment of Roberts Obligations, WOW Obligations or Southwest Obligations,
(ii) proceeds of WOW Collateral and cash WOW Collateral shall not be applied to the payment of Roberts Obligations or Southwest Obligations, and shall be applied to the payment of WOW Obligations, until the WOW Obligations have been paid in full, prior to being applied to payment of the General Obligations,
(iii) proceeds of Roberts Collateral and cash Roberts Collateral shall not be applied to the payment of WOW Obligations or Southwest Obligations, and shall be applied to the payment of the Roberts Obligations, until the Roberts Obligations have been paid in full, prior to being applied to payment of the General Obligations and (iv) proceeds of Southwest Collateral and cash Southwest Collateral shall not be applied to the payment of Roberts Obligations or WOW Obligations and shall be applied to payment of Southwest Obligations, until the Southwest Obligations have been paid in full, prior to being applied to payment of General Obligations.

         (c) The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

         SECTION 8. Reimbursement of Collateral Agent. (a) Each Pledgor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

         (b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor agrees to indemnify the Collateral Agent and the Indemnitees (as defined in Section 9.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

         (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in
Section 2.12 of the Credit Agreement.

         SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such

Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

         SECTION 10. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

         SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

         SECTION 12. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Collateral Agent desires to sell any of the Pledged Securities of the Borrower at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 12.

Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 12 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 12 may be specifically enforced.

         SECTION 13. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

         SECTION 14. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement.

         (b) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement to any person that is not a Pledgor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to the Credit Agreement, the security interest in such Collateral shall be automatically released.

         (c) In connection with any termination or release pursuant to paragraph
(a) or (b), the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

         SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it in care of the Borrower.

         SECTION 16. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

         SECTION 17. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. If all of the capital stock of a Pledgor is sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Pledgor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder

         SECTION 18. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments and the LC Commitments have not been terminated.

         (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 17. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 21. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

         SECTION 22. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

         (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 23. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 24. Additional Pledgors. Pursuant to Section 5.12 of the Credit Agreement, certain Subsidiaries of the Borrower that were not in existence or not a Subsidiary on the date of the Credit Agreement are required to enter in this Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral hereunder. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex

1, such Subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Agreement.

         SECTION 25. Execution of Financing Statements. Pursuant to Section 9-402 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         SECTION 26. Compliance with Laws. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Collateral Agent and the Secured Parties with respect to the Pledged Securities (including termination or suspension of voting rights) unless and until any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied, and, to the extent applicable, any remedial action taken with respect to the Collateral shall be subject to other applicable laws.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                       ALAMOSA (DELAWARE), INC.,

                                           by
                                                  /s/  David E. Sharbutt
                                               --------------------------
                                               Name:
                                               Title:

                                       ALAMOSA HOLDINGS, LLC,

                                           by
                                                  /s/  David E. Sharbutt
                                               ---------------------------
                                               Name:
                                               Title:


                                       THE SUBSIDIARY PLEDGORS LISTED ON
                                       SCHEDULE I HERETO EXCEPT ALAMOSA
                                       LIMITED, LLC,

                                           by
                                                 /s/  David E. Sharbutt
                                               ----------------------------
                                               Name:
                                               Title:  Authorized Officer


                                       ALAMOSA LIMITED, LLC,

                                           by
                                                 /s/  David E. Sharbutt
                                               ----------------------------
                                               Name:
                                               Title:


                                       CITICORP USA, INC., as Collateral Agent,

                                           by
                                                 /s/  J. Douglas Harvey
                                               -------------------------------
                                               Name:  J. Douglas Harvey
                                               Title: Managing Director & VP



                                                          Schedule I to the
                                                                Pledge Agreement


                               SUBSIDIARY PLEDGORS


Subsidiary Guarantor                          Address

-----------------------------------------------------------------------------

Texas Telecommunications, LP                  5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

Alamosa Properties, L.P.                      5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

Alamosa Wisconsin Limited Partnership         4797 West Grand Market Drive
                                              Appleton, Wisconsin  54913

Alamosa (Wisconsin) Properties, LLC           4797 West Grand Market Drive
                                              Appleton, Wisconsin  54913

Alamosa Delaware GP, LLC                      5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

Alamosa Wisconsin GP, LLC                     4797 West Grand Market Drive
                                              Appleton, Wisconsin  54913

Alamosa Finance, LLC                          5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

Alamosa Limited, LLC                          200 West Ninth Street Plaza
                                              Suite 102
                                              Wilmington, Delaware 19801

Alamosa PCS, Inc.                             5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

Alamosa Holdings, LLC                         5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

Roberts Wireless Communications L.L.C.        5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

Roberts Wireless Properties L.L.C.            5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

Washington Oregon Wireless, LLC               5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

Washington Oregon Wireless Properties, LLC    5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

Washington Oregon Wireless Licenses, LLC      5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

Southwest PCS, L.P.                           5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

SWGP, LLC                                     5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

SWLP, LLC                                     5225 S. Loop 289

                                              Suite 120
                                              Lubbock, Texas 79424

Southwest PCS Properties, LLC                 5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424

Southwest PCS Licenses, LLC                   5225 S. Loop 289
                                              Suite 120
                                              Lubbock, Texas 79424



                                    SUPPLEMENT NO. dated as of [ ], to the
                           AMENDED AND RESTATED PLEDGE AGREEMENT dated as of February 14, 2001, as amended and restated as of March 30, 2001 among Alamosa (Delaware), Inc., a Delaware corporation ("Alamosa Delaware"), Alamosa Holdings LLC, a Delaware limited liability company (the "Borrower"), each subsidiary of Alamosa Delaware listed on Schedule I hereto (each such subsidiary individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors"; the Borrower, Alamosa Delaware and Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and Citicorp USA, Inc., a New York banking corporation ("Citicorp"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below)

         A. Reference is made to (a) the Amended and Restated Credit Agreement dated as of February 14, 2001, as amended and restated as of March 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Alamosa Holdings, Inc. ("Superholdings"), Alamosa Delaware, the Borrower the lenders from time to time party thereto (the "Lenders") Export Development Corporation, as Co-Documentation Agent, First Union National Bank, as Documentation agent, Toronto Dominion (Texas), Inc., as Syndication Agent and Citicorp, as administrative agent for the Lenders, Collateral Agent and issuing bank (in such capacity, the "Issuing Bank") and (b) the Amended and Restated Guarantee Agreement dated as of February 14, 2001, as amended and restated as of March 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among Superholdings, APCS, Alamosa Delaware, the Subsidiary Pledgors and the Collateral Agent.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, certain Subsidiaries of the Borrower that were not in existence or not a Subsidiary on the date of the Credit Agreement are required to enter into the Pledge Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral under the Pledge Agreement. Section 24 of the Pledge Agreement provides that such Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Pledgor agree as follows:

         SECTION 1. In accordance with Section 24 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement and subject to the second proviso of Section 1 of the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms , subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities as of the date hereof.

         SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it in care of the Borrower.

         SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


         IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

                                     [Name of New Pledgor],

                                        by
                                           -----------------------------------
                                           Name:
                                           Title:
                                           Address:


                                     CITICORP USA, INC., as Collateral Agent,

                                        by
                                           -----------------------------------
                                           Name:
                                           Title:



                                                         Schedule II to the
                                                                Pledge Agreement




                                                                                CAPITAL STOCK
---------------------------------------------------------------------------------------------------------------------
              LOAN PARTY                             PLEDGOR             PERCENTAGE     NUMBER          CERTIFICATE
                                                                            OF         OF SHARES           NUMBER
                                                                          SHARES
---------------------------------------------------------------------------------------------------------------------

Texas Telecommunications, LP           Alamosa Limited, LLC                99%             N/A             1
Southwest PCS, L.P.                    Alamosa Delaware GP, LLC            1%                              2

Alamosa Properties, L.P.               Texas Telecommunications, LP        99%             N/A             1
                                       Alamosa Delaware GP, LLC            1%                              2


Alamosa Wisconsin Limited              Alamosa PCS, Inc.                   99%             N/A             1
Partnership                            Alamosa Wisconsin GP, LLC           1%                              2

Alamosa Delaware GP, LLC               Alamosa PCS, Inc.                   100%            N/A             2

Alamosa Wisconsin GP, LLC              Alamosa PCS, Inc.                   100%            N/A             2

Alamosa Finance, LLC                   Alamosa PCS, Inc.                   100%            N/A             1

Alamosa Limited, LLC                   Alamosa PCS, Inc.                   100%            N/A             1

Alamosa PCS, Inc.                      Alamosa Holdings, LLC               100%            100             2

Alamosa Holdings, LLC                  Alamosa (Delaware), Inc.            100%            N/A             1

Roberts Wireless Communications        Alamosa Holdings, LLC               100%            N/A             1
L.L.C.

Washington Oregon Wireless,            Alamosa Holdings, LLC               100%            N/A             1
LLC

Alamosa (Wisconsin) Properties,        Alamosa Wisconsin Limited           100%            N/A             1
LLC                                    Partnership

Roberts Wireless Properties            Roberts Wireless                    100%            N/A             1
L.L.C.                                 Communications L.L.C.

Washington Oregon Wireless             Washington Oregon Wireless,         100%            N/A             1
Properties, LLC                        LLC

Washington Oregon Wireless             Washington Oregon Wireless,         100%            N/A             1
Licenses, LLC                          LLC

Southwest PCS, L.P.                    SWGP, LLC                           1%              N/A             1
                                       SWLP, LLC                           99%             N/A             2

SWGP, LLC                              Alamosa Holdings, LLC               100%            N/A             1

SWLP, LLC                              Alamosa Holdings, LLC               100%            N/A             1



                                     Page 29

Southwest PCS Properties, LLC          Southwest PCS, L.P.                 100%            N/A             1

Southwest PCS Licenses, LLC            Southwest PCS, L.P.                 100%            N/A             1


                                 DEBT SECURITIES

                              Principal
Issuer                          Amount       Date of Note        Maturity Date


Roberts Wireless
Communications, LLC          $26,600,000     February 14, 2001     N/A

Washington Oregon
Wireless
Communications, LLC          $11,000,000     February 14, 2001     N/A




                                       30